EXHIBIT 99.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

With respect to the Quarterly Report on Form 10-Q for the quarter ended on March 31, 2003, to which this certification is furnished as an exhibit, the undersigned officer, being the Chief Executive Officer of The Colonial BancGroup, Inc., the issuer respecting the above referenced periodic report filed pursuant to section 13(a) of the Securities Exchange Act of 1934, hereby certify that the above-referenced periodic report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, as amended, and that the information contained in such periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

/S/ ROBERT E. LOWDER
Robert E. Lowder Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to The Colonial BancGroup, Inc. and will be retained by The Colonial BancGroup, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.